(File Nos. 811-7242; 33-52850)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
         [ ]    Preliminary Proxy Statement
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss.240.14a-12

                                THE CUTLER TRUST
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No Fee Required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1)   Title of each class of securities to which transaction applies:
               _______________________________________________

          2)   Aggregate number of securities to which transaction applies:
               _______________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               _______________________________________________

          4)   Proposed maximum aggregate value of transaction:
               _______________________________________________

          5)   Total fee paid:
               _______________________________________________

      [ ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
               _______________________

          2)   Form, Schedule or Registration Statement No.:
               _______________________

          3)   Filing Party:
               _______________________

          4)   Date Filed:
               _______________________

                                THE CUTLER TRUST
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                 (800) 228-8537

                           -------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 28, 2003

                           -------------------------


To the Shareholders of
The Cutler Trust:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of The Cutler Trust (the "Trust"), will be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on November 21, 2003 at 11:00 a.m. (E.S.T.), for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated October 28, 2003:


     1.   To elect two Trustees of the Trust; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Trustees have fixed the close of business on October 17, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Enclosed with this notice is a Proxy Statement, which includes information relevant to the proposal. This notice and related Proxy Statement are first being mailed to shareholders of The Cutler Trust on or about October 28, 2003. The enclosed proxy is being solicited on behalf of the Trustees.

--------------------------------------------------------------------------------
   WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED
   BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS
                    REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------


IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT/ PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT FORUM SHAREHOLDER SERVICES, LLC AT 1-888-288-5374.

                                        By order of the Board of Trustees,



                                        Kenneth R. Cutler
                                        Chairman
                                        The Cutler Trust
Portland, Maine
October 28, 2003

================================================================================
              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.
================================================================================

                                PROXY STATEMENT
                               TABLE OF CONTENTS




                                                                            PAGE
                                                                            ----

Introduction...................................................................1

Proposal:  Election of Trustees................................................3

Other Matters................................................................. 8

                                THE CUTLER TRUST
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                 (800) 228-8537

                           -------------------------

                                 PROXY STATEMENT

                           -------------------------

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Cutler Trust, a Delaware business trust (the "Trust"). The Trust is a registered, open-end investment company whose principal office is located at Two Portland Square, Portland, Maine 04101. The Trust offers a single series, The Cutler Value Fund (the "Fund"). Proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101 on Friday, November 21, 2003, at 11:00 a.m. (E.S.T.), and any adjournment thereof for the purpose set forth below. This Proxy Statement and the enclosed notice of meeting and proxy card are being mailed to shareholders on or about October 28, 2003.

     The Fund's Annual Report to shareholders for the fiscal year ended June 30, 2003 has previously been mailed to shareholders of the Fund. Shareholders may request a copy of the Annual Report without charge by calling the Trust's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at 1-888-CUTLER4.


     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by employees of Cutler Investment Counsel, LLC, 3555 Lear Way, Medford, Oregon 97504 (the "Adviser"), the Trust's administrator, Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("Forum") or their affiliates. The Trust will bear the costs of the Meeting and the preparation, printing and mailing of proxies.


PURPOSE OF MEETING

     The Meeting is being called to elect two Trustees of the Trust, each to serve for the lifetime of the Trust or until his or her earlier resignation or removal. In addition to the foregoing, the shareholders shall transact such other business as may properly come before the Meeting or any adjournment thereof. The Board of Trustees currently knows of no such business, nor is it anticipated that any such business will be brought before the Meeting.

DESCRIPTION OF VOTING

     The election of Trustees will require, with respect to each nominee, a vote of the holders of a plurality of the Fund's shares present at the Meeting.

     Shareholders of record at the close of business on October 17, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date there were 4,868,791 shares of the Fund outstanding. As of the Record Date, no Trustees or officers of the Trust owned beneficially more than 1% of the outstanding shares of the Fund.

     As of the Record Date, no shareholders of the Fund owned more than 5% of the outstanding shares of the Fund.

     Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Trust at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Abstentions and broker non-votes will not be counted in favor of, but have no other effect on, the proposal.

     IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY CARD, PROPERLY EXECUTED PROXY CARDS THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Meeting the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment.

     Shareholders may revoke their proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.


                                   PROPOSAL:
                              ELECTION OF TRUSTEES

     At the Meeting, two Trustees will be elected, each to serve during the lifetime of the Trust or until his earlier resignation or removal. The nominees are Mr. Robert E. Clarke and Mr. J. Michael Gaffney. The persons named as proxies will vote the shares represented by proxy as indicated by the shareholder's voting instructions. If no choice is indicated on a shareholder's proxy card timely returned, it is the intention of the persons named in the enclosed proxy to vote in favor of the nominees.

     The Board of Trustees currently consists of four Trustees, three of whom were previously elected by shareholders. These three previously elected Trustees will remain as Trustees following the Meeting. Each of the nominees has consented to serve as a Trustee. Mr. Clarke is currently a Trustee of the Trust, elected to the Board by the then-current Trustees on May 7, 2002. In August 2003, Dr. Hatten S. Yoder, Jr., a Disinterested Trustee (as defined below) of the Trust since 1992, passed away. The Nominating Committee of the Board of Trustees subsequently selected and recommended to the Board J. Michael Gaffney as a candidate for Disinterested Trustee. At a meeting held on September 15, 2003 the Board considered and approved the nomination of Mr. Gaffney, and resolved to submit the approval of Mr. Clarke to shareholders at the same time. The Board of Trustees knows of no reason why either of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Trustees may recommend. Certain information concerning the Trustees, Nominees for Trustee and the Trust is set forth as follows:

A.   TRUSTEES/NOMINEES AND OFFICERS


     The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the acts of all of the Fund's service providers. This management also includes a periodic review of the service providers' agreements and fees charged to the Fund. The Board of Trustees met five times during the fiscal year ended June 30, 2003.
Each Trustee attended at least 75% of all Board and applicable committee meetings. The names of the Trustees and officers of the Trust, their position with the Trust and length of time served, address, age and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee has also been included. Trustees considered "interested persons" within the meaning of the Investment Company Act of 1940 (the "1940 Act") ("Interested Trustees") are listed separately from those Trustees not considered "interested persons" within the meaning of the 1940 Act ("Disinterested Trustees"). Mr. Keffer is an "interested person" of the Trust because he indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Cutler is an "interested person" of the Trust because of his position with the Trust's investment adviser.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
NAME,                          POSITION    LENGTH OF TIME                                    FUND COMPLEX         OTHER
DATE OF BIRTH AND ADDRESS      WITH THE       SERVED(1)        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS/
                                TRUST                         DURING THE PAST FIVE YEARS       TRUSTEE      TRUSTEESHIPS HELD
                                                                                                                BY TRUSTEE
INTERESTED TRUSTEES

John Y. Keffer(2)            Trustee,      1992-            Member and Director, Forum            1              Chairman
Born:  July 1942             President     Present          Financial Group, LLC (a                           Monarch Funds
Two Portland Square                                         mutual fund services holding

Portland, Maine 04101                                       company)


Kenneth R. Cutler            Trustee,      1992             Chief Investment Officer              1                None
Born:  March 1920            Chairman      Present          since 2003, Investment
3555 Lear Way                                               Committee Member since 1999,
Medford, Oregon 97504                                       and Portfolio Manager
                                                            1997-1999, 2003, Cutler
                                                            Investment Counsel, LLC
                                                            f/k/a/ Cutler & Company, LLC


DISINTERESTED TRUSTEES
Robert B. Watts, Jr.         Trustee,      1996-            Counsel, Northhaven                   1                None
Born:  December 1930         Audit         Present          Associates (an aircraft
2230 Brownsboro Highway      Committee                      consulting firm) since 1985
Eagle Point, Oregon 97524    (Member),
                             Nominating
                             Committee
                             (Member)

Robert E. Clarke             Trustee,      May 2002-        Retired                               1                None
Born:  May 1922              Audit         Present
3152 Arnold Palmer Way       Committee
Medford, Oregon 97504        (Member),
                             Nominating
                             Committee
                             (Member)

J. Michael Gaffney           Trustee(3)    Commencing       Chief Operating Officer and           1(3)             None
Born: May 1941                             November 2003(3) Chief Compliance Officer,
P.O. Box 131                                                Caspian Capital Management (a
Gibson Island, Maryland                                     hedge fund), December 2001 -
21056                                                       March 2002; Director, Back
                                                            Bay Funds, Inc. (a mutual
                                                            fund), April 2000 - June
                                                            2001; President and Chief
                                                            Executive Officer, Back Bay
                                                            Advisors (an institutional
                                                            asset management firm),
                                                            October 1998 - June 2001


                                      -3-


                                                                                                               Table Continued

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
NAME,                          POSITION    LENGTH OF TIME                                    FUND COMPLEX         OTHER
DATE OF BIRTH AND ADDRESS      WITH THE       SERVED(1)        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS/
                                TRUST                         DURING THE PAST FIVE YEARS       TRUSTEE      TRUSTEESHIPS HELD
                                                                                                                BY TRUSTEE
OFFICERS
Brooke C. Ashland            Vice          June 2002        Chief Executive Officer and          N/A               N/A
Born:  December 1951         President     - Present        Chairman of the Board since
3555 Lear Way                                               1995, Cutler Investment Counsel
Medford, Oregon 97504-9759                                  LLC, f/k/a/ Cutler & Company,
                                                            LLC

Carol S. Fischer             Vice          1996 -           Chief Operating Officer,             N/A               N/A
Born:  December 1955         President/    Present          Cutler Investment Counsel LLC,
3555 Lear Way                Assistant                      f/k/a/ Cutler & Company, LLC
Medford, Oregon 97504-9759   Secretary/                     since 1994
                             Assistant
                             Treasurer


Stacey E. Hong               Treasurer     June 2002        Director, Forum Accounting           N/A               N/A
Born:  May 1966                            - Present        Services, LLC since 1998,
Two Portland Square                                         with which he has been
Portland, Maine 04101                                       associated since 1992

Patrick J. Keniston          Assistant     September        Staff Attorney, Forum                N/A               N/A
Born: January 1964           Secretary     2002 -           Financial Group, LLC since
Two Portland Square                        Present          2001; Senior Tax Consultant,
Portland, Maine 04101                                       PricewaterhouseCoopers, 1998
                                                            to 2001; Tax Consultant,
                                                            Ernst & Young, 1996 to 1998

Cheryl O. Tumlin             Assistant     December         Counsel, Forum Financial             N/A               N/A
Born: June 30, 1966          Secretary     2001-            Group, from 1996 to 1999 and
Two Portland Square                        Present          since 2001;  Counsel, I-many,
Portland, Maine 04101                                       Inc., 1999 to 2001

Dawn L. Taylor               Assistant     1998-            Tax Manager, Forum Financial         N/A               N/A
Born:  May 1964              Treasurer     Present          Group, LLC
Two Portland Square                                         since 1997;  Senior Tax
Portland, Maine 04101                                       Accountant, Purdy, Bingham &
                                                            Burrell, LLC, 1994 to 1997


(1) Each Trustee and Officer holds office during the lifetime of the Trust or until he or she resigns or is removed.
(2) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust.
(3)  If elected at Meeting.

B.   TRUSTEE/NOMINEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------------ ---------------------------------------- ----------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                         OWNERSHIP AS OF DECEMBER 31,
                                                                                         2002 IN ALL FUNDS OVERSEEN BY
                                                 DOLLAR RANGE OF BENEFICIAL              TRUSTEE IN THE SAME FAMILY OF
                TRUSTEES                       OWNERSHIP IN CUTLER VALUE FUND                INVESTMENT COMPANIES
------------------------------------------ ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
------------------------------------------ ---------------------------------------- ----------------------------------------
John Y. Keffer                                              None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Kenneth R. Cutler                                       Over $100,000                            Over $100,000
------------------------------------------ ---------------------------------------- ----------------------------------------
DISINTERESTED TRUSTEES/NOMINEES
------------------------------------------ ---------------------------------------- ----------------------------------------
Dr. Hatten S. Yoder, Jr.*                                   None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Robert B. Watts, Jr.                                        None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Robert E. Clark                                             None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
J. Michael Gaffney                                       $1-$10,000                               $1-$10,000
------------------------------------------ ---------------------------------------- ----------------------------------------

* In August 2003, Dr. Hatten S. Yoder, Jr., a Disinterested Trustee of the Trust since 1992, passed away.

C.   OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or Nominee for Trustee or any of his immediate family members owned beneficially or of record securities of the Trust's investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. INFORMATION CONCERNING THE NOMINEES AND BOARD'S CONSIDERATION OF THEIR QUALIFICATIONS

On May 7, 2002, the then-current Trustees unanimously elected Mr. Robert E. Clark to the Board. In making their determination to elect Mr. Clark, the Board considered Mr. Clark's extensive experience in corporate management. Throughout his career, Mr. Clark held positions of increasing responsibility in marketing and related departments of Standard Oil Company of California, which later became Chevron Texaco Corp. At his retirement, Mr. Clark was a Vice President of Chevron Texaco Corp. The Board believes that, among other things, Mr. Clark's experience with and knowledge of corporate and governmental affairs and their interaction, both domestic and foreign, have provided him with critical insight and understanding of corporate governance issues and have made him a valuable addition as a Disinterested Trustee of the Board.

On September 15, 2003, the Trustees considered and approved the nomination of Mr. J. Michael Gaffney based upon the selection and recommendation of Mr. Gaffney by the Trust's Nominating Committee. In so doing, the Board considered Mr. Gaffney's many years of experience in directing or managing the operations of investment firms and funds. In addition to his work experience noted in the table above, Mr. Gaffney served for over five years as the Chief Operating Officer of the private bank of UBS North America. The Board believes that Mr. Gaffney's professional experience in investment and finance and his knowledge and understanding of investment management and operations will enhance and complement the resources and abilities of the Disinterested Trustees in fulfilling their duties.

E.       INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Robert B. Watts and Robert E. Clark, constituting all of the Trust's Disinterested Trustees. In August 2003, Dr. Hatten S. Yoder, Jr., a Disinterested Trustee of the Trust since 1992 and a member of the Trust's Audit Committee and Nominating Committee, passed away. During the fiscal year ended June 30, 2003, the Audit Committee met three times. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and control.


NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Robert B. Watts and Robert E. Clark, constituting all of the Trust's Disinterested Trustees. Pursuant to the Nominating Committee Charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating

Committee does not consider shareholder nominations. During the fiscal year ended June 30, 2003, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee consists of Messrs. John Y. Keffer and Kenneth R. Cutler, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. The Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal year ended June 30, 2003, did not meet.

F.       COMPENSATION OF TRUSTEES

Each Disinterested Trustee of the Trust is paid an annual retainer fee of $10,000 for his service to the Trust. The fee is paid monthly in equal payments. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Trustees who are interested persons of the Trust receive no compensation (other than reimbursement for travel and related expenses) for their service as Trustees of the Trust.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended June 30, 2003.

----------------------------- --------------------- ---------------------- ----------------------- ----------------------
                                                         PENSION OR
                                                         RETIREMENT                                        TOTAL
                                   AGGREGATE          BENEFITS ACCRUED           ESTIMATED             COMPENSATION
                                  COMPENSATION        AS PART OF TRUST        ANNUAL BENEFITS         FROM TRUST AND
TRUSTEE                            FROM TRUST             EXPENSES            UPON RETIREMENT          FUND COMPLEX
----------------------------- --------------------- ---------------------- ----------------------- ----------------------
John Y. Keffer                         $0                    $0                      $0                     $0
----------------------------- --------------------- ---------------------- ----------------------- ----------------------
Kenneth R. Cutler                      0                      0                      0                       0
----------------------------- --------------------- ---------------------- ----------------------- ----------------------
Dr. Hatten S. Yoder, Jr.*            10,000                   0                      0                    10,000
----------------------------- --------------------- ---------------------- ----------------------- ----------------------
Robert B. Watts, Jr.                 10,000                   0                      0                    10,000
----------------------------- --------------------- ---------------------- ----------------------- ----------------------
Robert E. Clarke                     10,000                   0                      0                    10,000
----------------------------- --------------------- ---------------------- ----------------------- ----------------------

* In August 2003, Dr. Hatten S. Yoder, Jr., a Disinterested Trustee of the Trust since 1992 passed away.

G.   INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP ("Deloitte") serves as the independent public accountants to the Trust. The Board, including a majority of the Disinterested Trustees, selected Deloitte as independent public accounts to the Trust for the fiscal year ended June 30, 2002 and for the fiscal year ended June 30, 2003 pursuant to
Section 32(a) of the Investment Company Act of 1940. On September 15, 2003, the Audit Committee of the Trust selected and the Board ratified the selection by the Audit Committee of Deloitte as independent public accountants to the Trust for the fiscal year ending June 30, 2004. Representatives of Deloitte are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES. For the fiscal years ended June 30, 2003 and June 30, 2002, the aggregate fees billed for services rendered by Deloitte for the audit of the Trust's annual financial statements and review of financial statements included in the Trust's annual registration statement filing or services that are normally provided by the accountant in connection with statutory and regulatory filings were: $15,150 and $25,000, respectively. The audit of the Trust's financial statements for the fiscal year ended June 30, 2002 included the audit of the financial statements for two series of the Trust. One of the two series was terminated in April 2003.

AUDIT RELATED FEES. For the fiscal years ended June 30, 2003 and June 30, 2002 there were no fees billed for assurances and related services by Deloitte reasonably related to the performance of the audit or review of the Trust's financial statements other than those fees reported under "Audit Fees" above.

TAX FEES. For the fiscal years ended June 30, 2003 and June 30, 2002, the aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning were: $3,400 and $3,300, respectively. The nature of the services rendered included tax compliance in the form of tax filings with the Internal Revenue Service.

ALL OTHER FEES. For the fiscal years ended June 30, 2003 and June 30, 2002 there were no fees billed for products and services provided by Deloitte, other than the services reported above.


For the fiscal years ended June 30, 2003 and June 30, 2002 there were no non-audit fees billed by Deloitte for services rendered to Cutler Investment Counsel, LLC, the adviser to the Trust (the "Adviser"), and any entity controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Trust.

Accordingly, the aggregate non-audit fees billed by Deloitte for services rendered to the Trust and to the Adviser or an affiliate thereof that provides ongoing services to the Trust, for the fiscal years ended June 30, 2002 and June 30, 2003 were $3,400 and $3,300, respectively, as set forth under "Tax Fees" above.


The Audit Committee has considered whether the services described above are compatible with Deloitte's independence. The Audit Committee pre-approves the engagement of any accountant for audit or non-audit services pursuant to the provisions of the Audit Committee charter. Pre-approval has not been waived in respect of services described above.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST.


                                 OTHER MATTERS

     The Trust does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.


                                        By order of the Board of Trustees,



                                        Kenneth R. Cutler
                                        Chairman


October 28, 2003
Portland, Maine

                                THE CUTLER TRUST
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                 (888) 288-5374

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


     Revoking any such prior appointments, the undersigned appoints Cheryl O. Tumlin and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Cutler Value Fund (the "Fund"), the single series of The Cutler Trust (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on November 21, 2003 at 11:00 a.m. (E.S.T.), and at any adjournment or adjournments thereof.


     The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

1. To elect Trustees.

 |_|    FOR all nominees   |_|  WITHHOLD AUTHORITY               |_|  EXCEPTIONS
        listed below            for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                  Robert E. Clarke          J. Michael Gaffney

     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and ANY adjournments thereof.

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 21, 2003. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

____________________________________________________         ___________________
Authorized Signature                                                Date
____________________________________________________
Printed Name (and Title if Applicable)
____________________________________________________         ___________________
Authorized Signature (Joint Investor or Second Signatory)           Date
____________________________________________________
Printed Name (and Title if Applicable)